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Exhibit 10.6 - Material Contract

                                FIRST AMENDMENT
                                ---------------
                                       TO
                                       --
                                HORIZON BANCORP
                                ---------------
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
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         WHEREAS, Horizon Bancorp (the "Company") maintains the Horizon Bancorp
Supplemental Executive Retirement Plan (the "Plan"); and

         WHEREAS, the Compensation Committee of the Company's Board of Directors has determined that it is in the Company's best interests to amend the Plan;

         NOW, THEREFORE, pursuant to the power reserved to the Company under
Section 7.1 of the Plan and delegated to the undersigned officers by resolution of the company's Board of Directors, the plan is hereby amended, effective January 1, 1996 and with respect to all benefits accrued under the Plan on and after such date, in the following particulars:

         1.       By substituting the following for Section 5.4 of the Plan:

                           "5.4 METHOD OF PAYMENT. Benefits shall be distributed
               in a single lump sum payment or in substantially equal annual installments over a period of not less than three (3) nor more than twelve (12) years, or in a combination of those two (2) methods, as elected by a Participant in accordance with the provisions of Section 5.6."

         2.       By substituting the following for the first paragraph of
         Section 5.5 of the plan:

                           "If a Participant dies before the distribution of his
               benefits under the Plan commences, the Participant's benefits shall be distributed to the Participant's designated beneficiary or beneficiaries in a single lump sum or in substantially equal annual installments or in a combination of those two methods, as elected by the Participant in accordance with the provisions of
               Section 5.6, as soon as reasonably practicable after the Participant's death. Installment payments under this Section 5.5 shall be made over a period which is not less than three (3) nor more than twelve (12) years. If a Participant dies after distribution of his benefits under the Plan has begun, the balance of the Participant's benefits yet to be distributed (if any) shall continue to be distributed to the Participant's designated beneficiary or beneficiaries in the manner in which such benefits were being distributed on the date of the Participant's death.

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         3.       By adding the following new Section 5.6 to the Plan to read as follows:

                           "5.6 Payment Form Elections. A Participant shall
               designate the method of payment to be used under Sections 5.4 and
               5.5 at the time he becomes a Participant in this Plan on the form authorized by and filed with the Committee. A Participant may change such designation by completing and filing a new election form with the Committee at any time but in no event later than six (6) months prior to the date on which his benefits first become distributable under Section 5.3. If no election is in effect or if the Participant's election has not been timely or properly made at the time distributions are to commence under either Section 5.4 or 5.5, distribution shall be made in five (5) substantially equal annual installments."


         IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf by its duly authorized officers this __________ day of ____________________, 1996, but effective as of January 1, 1996 and with respect to all benefits accrued under the Plan on and after such date.


                                              HORIZON BANCORP



                                              By:
                                                    Robert C. Dabagia, President

ATTEST:  [SEAL]


By:
      Larry E. Reed, Chairman





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